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                                                                   EXHIBIT 10.27

                                 FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                              MARINER ENERGY, INC.
                                       AND
                                  L. V. MCGUIRE


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "First Amendment") is made and entered into by and between MARINER ENERGY, INC. (the "Company") and
L. V. McGuire ("Employee").

                              W I T N E S S E T H :

         WHEREAS, the Company and Employee entered into that certain Employment Agreement dated effective as of June 1, 1998 (the "Employment Agreement"); and

         WHEREAS, the Company and Employee desire to amend the Employment Agreement as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. Paragraph 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  "2.      Term.

                           The term of employment shall be for a term beginning on and including the Effective Date through and including September 30, 2002, subject, however, to the provisions of paragraph 3."

         2. Paragraphs 3.2.1 and 3.2.2 of the Employment Agreement are hereby amended to read in their entirety as follows:

                  "3.2.1 Company shall pay to Employee (a) his salary through the end of such term or extended term, (b) any Annual Bonus (as defined in Section 9.1) that is payable to Employee with respect to any year prior to the year in which notice of such termination is given (it being understood that in determining whether any such Annual Bonus is payable, Employee shall be deemed to have satisfied any requirement relating



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                           to Employee being employed by Company on any date
                           after such prior year), (c) on or before the last day of his employment hereunder, and in lieu of any Annual Bonus with respect to any period or portion thereof after the year that is prior to the year in which notice of such termination is given, an amount equal to the product of (i) forty percent (40%), multiplied by (ii) Employee's monthly salary rate for the month immediately preceding the month in which notice of such termination is given, multiplied by
                           (iii) twelve (12), multiplied by (iv) a fraction, the numerator of which is the number of days elapsed in the period from and including January 1 of the year in which the notice of such termination is given through and including the end of such term or extended term, and the denominator of which is 365, and (d) any other benefits provided elsewhere in this Agreement for Employee's services rendered to Company hereunder through the end of such term or extended term.

                  3.2.2 Company shall pay to Employee, on or before the last day of his employment hereunder, a lump sum cash payment equal to the sum of (a) nine (9) months' salary at Employee's monthly rate for the month immediately preceding the month in which Company elects to terminate this Agreement, plus (b) forty percent (40%) of the amount described in clause (a) of this sentence."

         3. Paragraph 3.4 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  "3.4 Company may at its option consent to a request by Employee to terminate this Agreement at a time other than that stated in paragraph 2, as extended, in which case the date requested by Employee and agreed to by Company will be the end of the term of this Agreement and the provisions of paragraph 3.3 shall be applicable (it being understood that in applying the provisions of paragraph 3.3, any provision of paragraph 3.2.1 that refers to "notice of such termination is given" shall be deemed to refer to the giving of such consent by Company."

         4. Paragraph 3.6.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  "3.6.1 A lump sum cash payment equal to the sum of (a) Employee's salary, at Employee's monthly rate for the month immediately preceding the month in which such termination or discharge occurs, for the unexpired portion of the term or extended term hereof, plus (b) any



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                           Annual Bonus that is payable to Employee with respect
                           to any year prior to the year in which the date of such termination or discharge occurs (it being understood that in determining whether any such Annual Bonus is payable, Employee shall be deemed to have satisfied any requirement relating to Employee being employed by Company on any date after such prior year), plus (c) in lieu of any Annual Bonus with respect to any period or portion thereof after the year that is prior to the year in which the date of such termination or discharge occurs, an amount equal to the product of (i) forty percent (40%), multiplied by (ii) Employee's monthly salary rate for the month immediately preceding the month in which the date of such termination or discharge occurs, multiplied by (iii) twelve (12), multiplied by (iv) a fraction, the numerator of which is the number of days elapsed in the period from and including January 1 of the year in which the date of such termination or discharge occurs through and including the end of the unexpired portion of the term or extended term hereof, and the denominator of which is 365."

         5. Paragraphs 3.7.1 and 3.7.2 of the Employment Agreement are hereby amended to read in their entirety as follows:

                  "3.7.1 A lump sum cash payment equal to the sum of (a) Employee's salary, at Employee's monthly rate in effect at the effective time of such termination (but prior to giving effect to any reduction therein which precipitated such termination), for the unexpired portion of the term or extended term hereof plus, (b) any Annual Bonus that is payable to Employee with respect to any year prior to the year in which the date of such termination occurs (it being understood that in determining whether any such Annual Bonus is payable, Employee shall be deemed to have satisfied any requirement relating to Employee being employed by Company on any date after such prior year), plus
                           (c) in lieu of any Annual Bonus with respect to any period or portion thereof after the year that is prior to the year in which the date of such termination occurs, an amount equal to the product of
                           (i) forty percent (40%), multiplied by (ii)
                           Employee's monthly salary rate for the month immediately preceding the month in which the date of such termination occurs (but prior to given effect to any reduction therein which precipitated such termination), multiplied by (iii) twelve (12), multiplied by (iv) a fraction, the numerator of which is the number of days elapsed in the period from and including January 1 of the year in which the date of such termination occurs through and



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                           including the end of the unexpired portion of the
                           term or extended term hereof, and the denominator of which is 365.

                  3.7.2    A lump sum cash payment equal to the sum of (a) nine
                           (9) months' salary, at Employee's rate in effect at the time of such termination (but prior to giving effect to any reduction therein which precipitated such termination), plus (b) forty percent (40%) of the amount described in clause (a) of this sentence."

         6. Paragraph 9.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

                  "9.1 In addition to the salary provided for in paragraph 5 hereof (the "Base Salary"), and subject to the provisions of paragraph 3 of this Agreement, Employee shall be eligible to receive, for each calendar year or portion thereof occurring during the term of this Agreement, an annual cash bonus based on performance (the "Annual Bonus") in an amount up to forty percent (40%) of the Base Salary for such calendar year or portion thereof (or such greater percentage of such Base Salary as the Board of Directors or the Committee may, in its discretion, determine) upon approval of such Annual Bonus by the Board of Directors of Company (the "Board of Directors") or a committee of the Board of Directors designated by the Board of Directors (the "Committee"). Subject to the provisions of paragraph 3 of this Agreement, (i) the amount of any such Annual Bonus shall be determined by the Board of Directors or the Committee, as the case may be, in accordance with the cash incentive compensation program of Company in effect with respect to such determination, and (ii) the Annual Bonus shall be paid to Employee, less such amounts as shall be required to be deducted or withheld therefrom by applicable law and regulations, at such time or times as is in accordance with the then prevailing policy of Company relating to cash incentive compensation payments."

         7. All references to "this Agreement" contained in the Employment Agreement shall be deemed to be a reference to the Employment Agreement, as amended by this First Amendment.

         8. This First Amendment is made and will be performed under, and shall be governed by and construed in accordance with, the law of the State of Texas.

         9. Except as amended by this First Amendment, the Employment Agreement shall remain in full force and effect.



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         10. This First Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the Company and Employee have executed this First Amendment to be effective as of October 1, 1999.


Acknowledged by:                               MARINER ENERGY, INC.



/s/ Hunt Hodge                                 By: /s/ Robert Henderson
---------------------------------                 ------------------------------
         W. Hunt Hodge                                  Robert E. Henderson
 Vice President - Administration                           President and
                                                      Chief Executive Officer

                                                                       "COMPANY"



                                               /s/ L.V. McGuire
                                               ---------------------------------
                                                       L. V. McGuire

                                                                      "EMPLOYEE"